Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill [Abstract]
Goodwill
4.
Goodwill

Changes in the carrying amount of goodwill are as follows:

	Merchant Solutions (1)	Digital Wallets (2)	Total
December 31, 2023	$637,446	$1,385,956	$2,023,402
Foreign exchange	-	(46,551)	(46,551)
December 31, 2024	$637,446	$1,339,405	$1,976,851
Foreign exchange	-	101,898	101,898
Reduction during the period (3)	(2,402)	-	(2,402)
December 31, 2025	$635,044	$1,441,303	$2,076,347

(1)
Accumulated impairment loss was $1,159,145 for all periods presented within the Merchant Solutions segment.
(2)
Accumulated impairment loss was $723,042 for all periods presented within the Digital Wallets segment.
(3)
Reductions to goodwill within the Merchant Solutions segment relate to the sale of the direct marketing payment processing business line (See Note 12). Goodwill was allocated using a fair value allocation methodology which considered an income and market approach (a Level 3 measurement) as well as the fair value consideration of the disposed business (a Level 2 measurement).

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, and when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. The Company considers its reporting units to be at the operating segment level.

Due to a sustained decline in share price, we concluded that an impairment indicator of goodwill was present in both the Merchant Solutions and Digital Wallets segments as of December 31, 2025. As such, we performed a goodwill impairment test as of the annual impairment test date and December 31, 2025, using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected Earnings Before Interest Tax Depreciation and

Amortization ("EBITDA") multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long term growth rates.

Selected multiples were determined based on guideline comparable companies and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Based on the analysis' performed, no goodwill impairment expense was recognized during the year ended December 31, 2025. There have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.

It is reasonably possible that a decline in the fair value of debt or a further decline in market capitalization could materially impact the estimates in the goodwill impairment assessment. In addition, deterioration in financial performance of either reporting unit, or significant changes in key assumptions used in the impairment assessment, such as the discount rate, could result in an impairment charge in future.

No goodwill impairment expense was recognized for the years ended December 31, 2024 and 2023.